SECURITIES AND EXCHANGE COMMISSION
              Washington, D.C.   20549

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                      FORM 8-K

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                   Current Report
       Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 23, 1998
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                        ATLANTIC RICHFIELD COMPANY
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        (Exact name of registrant as specified in its charter)


                               Delaware
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            (State or other jurisdiction of incorporation)


            1-1196                                  23-0371610
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    (Commission File Number)                      (IRS Employer
                                                Identification No.)


  515 South Flower Street, Los Angeles, California     90071
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      (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:  (213) 486-3511
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                            Not Applicable
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    (Former name or former address, if changed since last report)


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
Item 5.  Other Events.


1. ARCO's Board elected Beverly L. Thelander, Dennis D. Schiffel and Stephen G. Suellentrop as Vice Presidents of the Company effective immediately.

2. ARCO's Board of Directors took action at its November 23, 1998 meeting to make certain technical corrections to ARCO's by-laws regarding its annual meeting and to change certain notice provisions. Under the amendment, the 1999 annual meeting date is expected to be May 3. If a shareholder wishes to submit a nomination for director, the deadline is January 4, 1999. If a shareholder wishes to submit a proposal for a vote, other than a proposal submitted pursuant to Rule 14a-8 of the proxy rules (which proposals were required under the proxy rules to have been submitted on or before November 16, 1998), any such other proposal must also be submitted by January 4, 1999. See Exhibit
     No. 3 to this report on Form 8-k for the full text of By-Laws as amended through November 23, 1998.

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
                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC RICHFIELD COMPANY

                                /s/  BRUCE G. WHITMORE
                              ________________________________
                              Bruce G. Whitmore
                              Senior Vice President, General
                              Counsel and Corporate Secretary

Dated:  November 24, 1998

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